UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2019

ADAMIS PHARMACEUTICALS CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-26372	82-0429727
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11682 El Camino Real, Suite 300 San Diego, CA		92130
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 997-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ADMP	NASDAQ Capital Market

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of the Company was held on July 24, 2019, at the Company’s headquarters at 11682 El Camino Real, Suite 300, San Diego, California 92130 at 1:00 pm. local time. The following proposals were submitted to and approved by the stockholders at the meeting:

1.       Election of the five nominees to the board of directors:

	Votes For	Votes Withheld	Broker Non-Votes
Dennis J. Carlo, Ph.D.	3,718,148	7,357,309	27,853,642
William C. Denby, III	4,363,998	6,711,459	27,853,642
David J. Marguglio	4,283,605	6,791,852	27,853,642
Robert B. Rothermel	4,307,781	6,767,676	27,853,642
Richard C. Williams	4,280,021	6,795,436	27,853,642

2.       Approval of the 2019 Equity Incentive Plan:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
4,944,943	4,025,229	2,105,285	27,853,642

3.       Approval, on a nonbinding advisory basis, of the compensation of the Company’s named executive officers:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
3,008,124	5,845,051	2,222,282	27,853,642

4.       Approval to vote, on an advisory basis, on the frequency of holding an advisory vote on executive compensation:

Frequency	Votes For	Votes Withheld	Votes Abstaining	Broker Non-Votes
One Year	7,390,724		2,644,532	27,853,642
Two Years	263,375			27,853,642
Three Years	776,826			27,853,642

5.       Ratification of the selection of Mayer Hoffman McCann PC as independent registered public accounting firm for the year ending December 31, 2019:

Votes For	Votes Against	Votes Abstaining
32,193,503	3,239,304	3,496,292

Item 8.01	Other Events

On July 18, 2019, Adamis Pharmaceuticals Corporation (the “Company”) issued a press release announcing that Adamis and kaléo Inc. agreed to settle all previously announced litigation between the parties, including the case filed by kaléo in the United States District Court for the District of Delaware in which kaléo claimed specified aspects of the Company’s ZIMHI™ naloxone product (“ZIMHI”) infringed certain kaléo-owned patents, and the case filed by the Company in the United States District Court for the Eastern District of Virginia in which the Company claimed specified actions by kaléo infringed the Company’s SYMJEPI™ trademark.  As part of the resolution of the current litigation, kaléo agreed not to bring future action against the Company relating to ZIMHI so long as the Company does not reference kaléo’s product in a future filing with the FDA, and the Company agreed not to bring future action against kaléo for acts that occurred prior to the settlement date. A copy of the press release is attached hereto as Exhibit 99.1.

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On July 24, 2019, the Company issued a press release announcing that the Company and Belcher Pharmaceuticals, LLC (“Belcher”) agreed to settle all previously filed litigation between the parties, including the case filed by the Company in the United States District Court for the Middle District of Florida in which the Company was seeking a declaratory judgment of non-infringement of certain patents in which Belcher claimed rights, relating to certain methods of preparing epinephrine solutions (“Patent Case”), and the inter partes review proceeding filed by the Company in the United States Patent and Trademark Office requesting a formal review the validity of certain aspect of Belcher’s patents (“IPR”). Under the terms of the settlement agreement, the Company agreed to voluntarily withdraw both the Patent Case and IPR and Belcher agreed to provide the Company a worldwide, non-exclusive, fully paid-up, royalty-free license relating to Belcher’s patents for the Company’s epinephrine injection product, SYMJEPI™, and agreed not to make future claims of infringement relating to the Company’s naloxone injection product candidate, ZIMHI™. The parties agreed to file requests of voluntary dismissal in the Florida court and USPTO, as appropriate. A copy of the press release is attached hereto as Exhibit 99.2.

On July 9, 2019, the Company issued a press release announcing that Sandoz Inc. had announced the U.S. retail launch of the Company’s SYMJEPI™ (epinephrine) 0.3 mg and 0.15 mg Injection products, pursuant to the Company’s exclusive distribution and commercialization agreement with Sandoz. A copy of the press release is attached here as Exhibit 99.3.

On June 11, 2019, the Company issued a press release announcing that the U.S. Food and Drug Administration (“FDA”) had acknowledged the receipt of the Company’s amendment to its previously submitted New Drug Application (“NDA”) for its ZIMHI™  higher dose naloxone injection product candidate.  This revision removed EVZIO® as a Reference Listed Drug (“RLD”) and withdrew the associated Paragraph IV certification.  Narcan injectable (NDA 016636) now remains as the sole RLD and, because there are no Orange Book listed patents for NDA 016636, no patent certification is required.  A copy of the press release is attached hereto as Exhibit 99.4.

Forward-Looking Statements

This Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to future events or future results of operations. Such forward-looking statements include those that express plans, anticipation, intent, contingencies, goals, targets or future development and/or otherwise are not statements of historical fact. These statements are only predictions, are not guarantees, involve known and unknown risks, uncertainties and other factors, and concern matters that could subsequently differ materially from those described in this press release, which may cause the Company’s actual results to be materially different from those contemplated by these forward-looking statements. You should not place undue reliance on any forward-looking statements. Further, any forward-looking statement speaks only as of the date on which it is made, and except as may be required by applicable law, we undertake no obligation to update or release publicly the results of any revisions to these forward-looking statements or to reflect events or circumstances arising after the date of this Report on Form 8-K. Certain of these risks, and additional risks, uncertainties, and other factors are described in greater detail in the Company’s filings from time to time with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and subsequent filings with the SEC, which the Company strongly urges you to read and consider, all of which are available free of charge on the SEC's web site at http://www.sec.gov.

Item 9.01	Financial Statements and Exhibits

Exhibit
No.	Description

99.1	Press Release issued July 18, 2019.
99.2	Press Release issued July 24, 2019.
99.3	Press Release issued July 9, 2019.
99.4	Press Release issued June 11, 2019.
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADAMIS PHARMACEUTICALS CORPORATION

Dated: July 26, 2019	By:	/s/ Robert O. Hopkins
Name: Robert O. Hopkins
Title: Chief Financial Officer

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